UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2006

B of I HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01: Regulation FD Disclosure	3

SIGNATURE	10

Item 7.01	Regulation FD Disclosure.

BofI Holding, Inc. (BOFI) provided the following financial schedules to an analyst on August 22, 2006 as a follow up to a request made during BOFI’s fourth quarter earnings conference call on August 9, 2006.

FINANCIAL SCHEDULES

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share data)

(Unaudited)

	June 30, 2006	June 30, 2005
ASSETS
Cash and due from banks	$1,483	$3,047
Money market mutual funds	—	52
Federal funds sold	23,805	20,712

Total cash and cash equivalents	25,288	23,811
Time deposits in financial institutions	16,439	12,185
Investment securities held to maturity	12,375	7,711
Stock of the Federal Home Loan Bank, at cost	11,111	8,126
Mortgage-backed securities available for sale	127,261	62,766
Loans — net of allowance for loan losses of $1,475 in June 2006, $1,415 in June 2005	533,641	486,872
Loans held for sale	—	189
Accrued interest receivable	3,427	2,355
Furniture, equipment and software — net	222	214
Deferred income tax	865	293
Bank-owned life insurance — cash surrender value	4,199	4,047
Other assets	3,007	939

TOTAL	$737,835	$609,508

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$1,203	$8,225
Interest bearing	423,001	352,826

Total deposits	424,204	361,051
Advances from the Federal Home Loan Bank	236,177	172,562
Junior subordinated debentures	5,155	5,155
Accrued interest payable	1,155	653
Income tax payable	—	252
Accounts payable and accrued liabilities	898	1,185

Total liabilities	667,589	540,858
STOCKHOLDERS’ EQUITY:
Convertible preferred stock — $10,000 stated value; 1,000,000 shares authorized; 525 shares issued and outstanding (June 2006) and 675 issued and outstanding (June 2005)	5,163	6,637
Common stock — $.01 par value; 25,000,000 shares authorized; 8,561,725 shares issued and 8,380,725 shares outstanding (June 2006) and 8,299,823 shares issued and outstanding (June 2005)	85	83
Additional paid-in capital	59,124	56,746
Accumulated other comprehensive income (loss), net of tax	(885)	6
Retained earnings	8,084	5,178
Treasury stock	(1,325)	—

Total stockholders’ equity	70,246	68,650

TOTAL	$737,835	$609,508

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except earnings per share)

(Unaudited)

	Three Months Ended June 30,		Year Ended June 30,
	2006	2005	2006	2005
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$7,445	$5,275	$27,629	$19,625
Investments	1,639	1,089	5,084	2,856

Total interest and dividend income	9,084	6,364	32,713	22,481

INTEREST EXPENSE:
Deposits	4,268	2,729	14,930	8,938
Advances from the Federal Home Loan Bank	2,267	1,208	7,466	4,219
Other borrowings	99	89	362	355

Total interest expense	6,634	4,026	22,758	13,512

Net interest income	2,450	2,338	9,955	8,969
Provision for loan losses	(100)	185	60	370

Net interest income, after provision for loan losses	2,550	2,153	9,895	8,599

NON-INTEREST INCOME:
Prepayment penalty fee income	143	172	721	452
Mortgage banking income	30	103	289	177
Banking service fees and other income	92	64	332	278

Total non-interest income	265	339	1,342	907

NON-INTEREST EXPENSE:
Compensation:
Salaries and benefits	549	536	2,386	2,450
Stock options and stock grants	105	—	409	—

Total compensation	654	536	2,795	2,450
Professional services	85	55	443	256
Occupancy and equipment	88	73	347	270
Data processing and internet	132	100	491	373
Depreciation and amortization	20	25	89	107
Service contract termination	—	—	—	59
Other general and administrative	441	331	1,624	1,230

Total non-interest expense	1,420	1,120	5,789	4,745

INCOME BEFORE INCOME TAXES	1,395	1,372	5,448	4,761
INCOME TAXES	553	537	2,182	1,892

NET INCOME	$842	$835	$3,266	$2,869

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$763	$734	$2,906	$2,464

Basic earnings per share	$0.09	$0.09	$0.35	$0.43
Diluted earnings per share	$0.09	$0.09	$0.34	$0.40

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Dollars in thousands)

(Unaudited)

	Convertible Preferred Stock		Common Stock				Additional Paid in Capital	Retained Earnings	Accumulated Other Comprehensive Loss, Net of Tax	Treasury Stock	Total

			Number of Shares
	Shares	Amount	Issued	Treasury	Outstanding	Amount
BALANCE — July 1, 2005	675	$6,637	8,299,823	—	8,299,823	$83	$56,746	$5,178	$6	$—	$68,650
Comprehensive income:
Net income	—	—	—	—	—	—	—	3,266	—	—	3,266
Net unrealized loss from available for sale securities — net of income tax benefit	—	—	—	—	—	—	—	—	(891)	—	(891)

Total comprehensive income											2,375

Purchase of treasury stock	—	—	—	(163,500)	(163,500)	—	—	—	—	(1,325)	(1,325)
Conversion of preferred to common stock	(150)	(1,474)	142,800		142,800	1	1,473				—
Exercise of common stock options	—	—	101,602	—	101,602	1	496	—	—	—	497
Cash dividends on convertible preferred stock	—	—	—		—		—	(360)	—	—	(360)
Restricted stock awards	—	—	17,500	—		—		—	—	—	—
Restricted stock compensation expense	—	—	—	—	—	—	52	—	—	—	52
Stock option compensation expense	—	—	—	—	—	—	357	—	—	—	357

BALANCE — June 30, 2006	525	$5,163	8,561,725	(163,500)	8,380,725	$85	$59,124	$8,084	$(885)	$(1,325)	$70,246

LOANS

The following table sets forth the composition of the portfolio of loans held for investment at June 30:

	2006		2005
	Amount	Percent	Amount	Percent
	(Unaudited. Dollars in thousands.)
Residential real estate loans:
Single family (one to four units)	$113,870	21.5%	$62,403	12.9%
Multifamily ( five units or more)	402,166	75.9%	406,660	84.2%
Commercial real estate and land	13,743	2.6%	14,181	2.9%
Consumer loans and other	81	0.0%	40	0.0%

Total loans	529,860	100.0%	483,284	100.0%
Allowance for loan losses	(1,475)		(1,415)
Unamortized premiums, net of deferred loan fees	5,256		5,003

Net loans	$533,641		$486,872

DEPOSITS

Deposits accounts are summarized as follows at June 30:

	2006		2005
	Amount	Rate*	Amount	Rate*
	(Unaudited. Dollars in thousands.)
Non-interest bearing	$1,203	0.00%	$8,225	0.00%
Interest bearing:
Demand	35,978	2.79%	33,187	1.93%
Savings	28,980	3.58%	50,408	2.13%
Time deposits:
Under $100,000	228,204	4.52%	178,566	3.60%
$100,000 or more	129,839	4.54%	90,665	3.54%

Total time deposits	358,043	4.52%	269,231	3.58%

Total interest bearing	423,001	4.31%	352,826	3.22%

Total deposits	$424,204	4.30%	$361,051	3.14%

*	Based on weighted-average stated interest rates.

The number of deposit accounts at June 30, 2006 and at June 30, 2005 and 2004 are set forth below.

	2006	2005	2004
Checking and savings accounts	8,195	8,829	9,588
Time deposits	14,303	10,998	4,065

Total number of deposit accounts	22,498	19,827	13,653

AVERAGE BALANCE AND RATE ANALYSIS

The following tables presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three month periods and for the years ended June 30, 2006 and 2005.

	For the Three Months Ended June 30,
	2006			2005
	Average Balance	Interest Income / Expense	Rates Earned / Paid(1)	Average Balance	Interest Income / Expense	Rates Earned / Paid(1)
	(Unaudited, Dollars in thousands)
Assets
Loans (2) (3)	$552,119	$7,445	5.39%	$427,734	$5,275	4.93%
Federal funds sold	10,148	123	4.85%	18,672	133	2.85%
Interest-bearing deposits in other financial institutions	16,167	211	5.22%	11,161	103	3.69%
Investment securities (3) (4)	109,722	1,176	4.29%	85,818	774	3.61%
Stock of FHLB, at cost	10,754	129	4.80%	7,190	79	4.39%

Total interest-earning assets	698,910	9,084	5.20%	550,575	6,364	4.62%
Noninterest-earning assets	9,960			9,016

Total assets	$708,870			$559,591

Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$66,376	$516	3.11%	$86,531	$514	2.38%
Time deposits	343,995	3,752	4.36%	253,694	2,215	3.49%
Advances from the FHLB	218,653	2,267	4.15%	138,425	1,208	3.49%
Other borrowings	5,155	99	7.68%	5,155	89	6.91%

Total interest-bearing liabilities	634,179	6,634	4.18%	483,805	4,026	3.33%
Noninterest-bearing demand deposits	1,569			5,268
Other interest-free liabilities	2,600			2,160
Stockholders’ equity	70,522			68,358

Total liabilities and stockholders’ equity	$708,870			$559,591

Net interest income		$2,450			$2,338

Net interest spread (5)			1.02%			1.29%
Net interest margin (6)			1.40%			1.70%

(1)	Annualized.

(2)	Loans include loans held for sale, allowance for loan losses, loan premiums and unearned fees.

(3)	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. The rate earned on loans does not include loan prepayment penalty income, which is classified as non-interest income.

(4)	All investments are taxable.

(5)	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

(6)	Net interest margin represents net interest income as a percentage of average interest-earning assets.

	For the Years Ended June 30,
	2006			2005
	Average Balance	Interest Income / Expense	Rates Earned / Paid	Average Balance	Interest Income / Expense	Rates Earned / Paid
	(Unaudited. Dollars in thousands.)
Assets
Loans (1) (2)	$533,522	$27,629	5.18%	$393,144	$19,625	4.99%
Federal funds sold	7,129	310	4.35%	14,606	317	2.17%
Interest-bearing deposits in other financial institutions	14,947	666	4.46%	9,930	300	3.01%
Investment securities (2) (3)	94,297	3,642	3.86%	55,116	1,973	3.58%
Stock of FHLB, at cost	9,675	466	4.82%	6,253	266	4.25%

Total interest-earning assets	659,570	32,713	4.96%	479,049	22,481	4.69%
Noninterest-earning assets	9,493			8,767

Total assets	$669,063			$487,816

Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$72,288	$2,040	2.82%	$105,172	$2,082	1.98%
Time deposits	321,817	12,890	4.01%	205,530	6,856	3.34%
Advances from the FHLB	193,632	7,466	3.86%	122,166	4,219	3.45%
Other borrowings	5,155	362	7.02%	5,349	355	6.64%

Total interest-bearing liabilities	592,892	22,758	3.84%	438,217	13,512	3.08%
Noninterest-bearing demand deposits	4,021			4,746
Other interest-free liabilities	2,500			1,608
Stockholders’ equity	69,650			43,245

Total liabilities and stockholders’ equity	$669,063			$487,816

Net interest income		$9,955			$8,969

Net interest spread (4)			1.12%			1.61%
Net interest margin (5)			1.51%			1.87%

(1)	Loans include loans held for sale, allowance for loan losses, loan premiums and unearned fees.

(2)	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. The rate earned on loans does not include loan prepayment penalty income, which is classified as non-interest income.

(3)	All investments are taxable.

(4)	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

(5)	Net interest margin represents net interest income as a percentage of average interest-earning assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B of I HOLDING, INC.

Date: August 22, 2006	By:	/s/ Gary Lewis Evans
Gary Lewis Evans President and Chief Executive Officer